                                              UNITED STATES BANKRUPTCY COURT                                          Exhibit 99.1
                                                     SOUTHERN DISTRICT OF TEXAS

            HOUSTON DIVISION

                CASE NAME:          Contour Energy Co.                         Petition Date:       07/15/2002

                                                                                              CASE NUMBER:  02-37740-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH                                              October                YEAR     2002
====================================================================================================================================
                MONTH                            July 15 - 31      August       September      October       November     December
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                                      0                   0              0             0
------------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INT, DEPREC./TAX (MOR-6)            1,496,849       2,305,737       (242,887)    2,190,328
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-6)                           424,146       1,080,737     (1,467,887)      965,328
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS (MOR-9)                   included with Contour Energy E&P, LLC Case Number 02-37741-H4-11
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO PROFESSIONALS (MOR-9)                         0               0              0             0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS (MOR-8)                               0               0              0             0
====================================================================================================================================

***The original of this document must be filed  with the United States Bankruptcy Court and a copy must be sent to the United States
Trustee***
                                                                                                                          CIRCLE ONE
--------------------------------------------
REQUIRED INSURANCE MAINTAINED                Are all accounts receivable being collected within terms?                    [Yes]  No
    AS OF SIGNATURE DATE            EXP.     Are all post-petition liabilities, including taxes, being paid within terms? [Yes]  No
                                    DATE     Have any pre-petition liabilities been paid?                                 [Yes]  No
-----------------------------  -------------
CASUALTY     YES (X)  NO (  )   5 -  1 - 03  If so, describe   Royalties, severance taxes, employee obligations (pursuant to
                               ---  ---  --                    ---------------------------------------------------------------------
                                                               court orders)
                                                               -------------
LIABILITY    YES (X)  NO (  )   5 -  1 - 03  Are all funds received being deposited into DIP bank accounts?               [Yes]  No
                               ---  ---  --
VEHICLE      YES (X)  NO (  )   5 -  1 - 03  Were any assets disposed of outside the normal course of business?            Yes  [No]
                               ---  ---  --
* WORKER'S   YES (X)  NO (  )     -    -     If so, describe
                               ---  ---  --                    ---------------------------------------------------------------------
OTHER        YES (X)  NO (  )   5 -  1 - 03  Are all U.S. Trustee Quarterly Fee Payments current?
--------------------------------------------
* Through Administaff (PPE provider)                                                                                      [Yes]  No

What is the status of your Plan of
Reorganization?
                                             ---------------------------------------------------------------------------------------

--------------------------------------------
ATTORNEY NAME:    John F. Higgins, IV            I certify under penalty of perjury  that the following complete
FIRM:             Porter & Hedges                Monthly Operating Report (MOR), consisting of MOR-1 through
ADDRESS:          700 Louisiana, Suite 3500      MOR-9 plus attachments, is true and correct.
ADDRESS:
CITY, STATE ZIP:  Houston, TX 77002                  SIGNED   /s/ Rick G. Lester
                                                            ------------------------------------------------------------------------
TELEPHONE:        713-226-0648

--------------------------------------------
                           (ORIGINAL SIGNATURE)       TITLE Executive Vice President and Chief Financial Officer
                                                            ------------------------------------------------------------------------

MOR 2 & 3
Stand-Alone Balance Sheet for Trustees

                               Contour Energy Co.
                                 Balance Sheet
                              At October 31, 2002

                                                          CONC         CEEP**         KOCL          PFI            CGM
                                                           05            10            40            12             57
                                                      ============  ============  ============  ============  ============
                          ASSETS
Cash and cash equivalents                                        0    12,678,685             0             0             0
Accounts receivable                                              0     4,416,644             3             0     8,128,282
Accounts receivable-affiliates, net of elimination     232,599,307    13,921,669            (1)            0             0
Prepaid expenses and other current assets                2,455,469     5,740,049             0             0             0
                                                      ------------  ------------  ------------  ------------  ------------
      Total current assets                             235,054,776    36,757,047             2             0     8,128,282

Unproved properties                                              0    14,922,436     1,989,589             0             0
Oil & gas properties, subject to amortization                    0   180,247,657   257,239,452     1,771,716             0
Pipelines and other transportation assets, at cost               0     1,075,549             0             0        10,430
Furniture, fixtures and equipment                                0     3,828,061             0             0             0
                                                      ------------  ------------  ------------  ------------  ------------
      Total property and equipment                               0   200,073,703   259,229,041     1,771,716        10,430
Less: Accumulated DD&A                                           0  (145,607,109) (201,833,716)   (1,771,716)      (10,430)
                                                      ------------  ------------  ------------  ------------  ------------
      Total properties and equipment, net                        0    54,466,594    57,395,325             0             0

Loan costs, net                                            125,000             0             0             0             0
Restricted cash                                                  0     7,400,000             0             0             0
Other non-current assets (goodwill and other)                    0       871,523             0             0             0
Investment in subsidiaries                             (90,475,286)   49,039,774             0             0             0
                                                      ------------  ------------  ------------  ------------  ------------
       Total other assets                              (90,350,286)   57,311,297             0             0             0
                                                      ------------  ------------  ------------  ------------  ------------
Total Assets                                           144,704,490   148,534,938    57,395,327             0     8,128,282
                                                      ============  ============  ============  ============  ============

                        LIABILITIES
Post-petition liabilities (MOR-4)                          612,500       721,672     1,567,942             0           300
Accounts payable and accrued expenses                   12,292,093     7,601,564     1,585,253             0       354,031
Accounts payable-affilates, net of elimination                   0   233,511,381    10,044,095        70,548     1,988,246
Current portion of long-term debt                      255,095,402             0             0             0             0
                                                      ------------  ------------  ------------  ------------  ------------
      Total current liabilities                        267,999,995   241,834,617    13,197,290        70,548     2,342,577

Bank debt                                                        0             0             0             0             0
Senior notes                                                     0             0             0             0             0
Senior subordinated notes                                        0             0             0             0             0
Senior secured notes                                             0             0             0             0             0
Convertible subordinated notes                                   0             0             0             0             0
Convertible subordinated debentures                              0             0             0             0             0
Deferred federal income tax                                      0             0             0             0             0
                                                      ------------  ------------  ------------  ------------  ------------
                                                                 0             0             0             0             0

                                                      ------------  ------------  ------------  ------------  ------------
      Total liabilities                                267,999,995   241,834,617    13,197,290        70,548     2,342,577

                   SHAREHOLDERS' EQUITY
Preferred stock                                                  0             0             0             0             0
Common stock                                             1,731,171            10             0         1,000         1,000
Additional paid-in capital                             293,241,298   106,616,327             0        29,902             0
Retained earnings                                     (418,900,313) (200,548,355)   44,198,037      (101,450)    5,784,705
Accumulated other comprehensive loss                       632,339       632,339             0             0             0
                                                      ------------  ------------  ------------  ------------  ------------
   Total Shareholders' Equity                         (123,295,505)  (93,299,679)   44,198,037       (70,548)    5,785,705
Total Liabilities and Shareholders' Equity             144,704,490   148,534,938    57,395,327             0     8,128,282
                                                      ============  ============  ============  ============  ============
                                                                 0             0             0             0             0
                                                             CGI         CONC           Elim  /       CONC
                                                              58       Combined        Reclass       Consol
                                                        ============  ============  ============  ============
                          ASSETS
Cash and cash equivalents                                          0    12,678,685             0    12,678,685
Accounts receivable                                          (10,211)   12,534,718             0    12,534,718
Accounts receivable-affiliates, net of elimination                 0   246,520,975  (246,492,239)       28,736
Prepaid expenses and other current assets                          0     8,195,518             0     8,195,518
                                                        ------------  ------------  ------------  ------------
      Total current assets                                   (10,211)  279,929,896  (246,492,239)   33,437,657

Unproved properties                                                0    16,912,025             0    16,912,025
Oil & gas properties, subject to amortization                      0   439,258,825       (81,316)  439,177,509
Pipelines and other transportation assets, at cost           496,276     1,582,255             0     1,582,255
Furniture, fixtures and equipment                                543     3,828,604             0     3,828,604
                                                        ------------  ------------  ------------  ------------
      Total property and equipment                           496,819   461,581,709       (81,316)  461,500,393
Less: Accumulated DD&A                                      (376,988) (349,599,959)    2,905,703  (346,694,256)
                                                        ------------  ------------  ------------  ------------
      Total properties and equipment, net                    119,831   111,981,750     2,824,387   114,806,137

Loan costs,  net                                                   0       125,000             0       125,000
Restricted cash                                                    0     7,400,000             0     7,400,000
Other non-current assets (goodwill and other)                      0       871,523             0       871,523
Investment in subsidiaries                                         0   (41,435,512)   41,435,512             0
                                                        ------------  ------------  ------------  ------------
       Total other assets                                          0   (33,038,989)   41,435,512     8,396,523
                                                        ------------  ------------  ------------  ------------
Total Assets                                                 109,620   358,872,657  (202,232,340)  156,640,317
                                                        ============  ============  ============  ============

                        LIABILITIES
Post-petition liabilities (MOR-4)                                  0     2,902,414             0     2,902,414
Accounts payable and accrued expenses                          6,981    21,839,922             0    21,839,922
Accounts payable-affilates, net of elimination               976,062   246,590,332  (246,492,239)       98,093
Current portion of long-term debt                                  0   255,095,402             0   255,095,402
                                                        ------------  ------------  ------------  ------------
      Total current liabilities                              983,043   526,428,070  (246,492,239)  279,935,831

Bank debt                                                          0             0             0             0
Senior notes                                                       0             0             0             0
Senior subordinated notes                                          0             0             0             0
Senior secured notes                                               0             0             0             0
Convertible subordinated notes                                     0             0             0             0
Convertible subordinated debentures                                0             0             0             0
Deferred federal income tax                                        0             0             0             0
                                                        ------------  ------------  ------------  ------------
                                                                   0             0             0             0

                                                        ------------  ------------  ------------  ------------
      Total liabilities                                      983,043   526,428,070  (246,492,239)  279,935,831

                   SHAREHOLDERS' EQUITY
Preferred stock                                                    0             0             0             0
Common stock                                                   1,000     1,734,181        (3,010)    1,731,171
Additional paid-in capital                                 4,400,000   404,287,527  (111,046,229)  293,241,298
Retained earnings                                         (5,274,423) (574,841,799)  155,941,477  (418,900,322)
Accumulated other comprehensive loss                               0     1,264,678      (632,339)      632,339
                                                        ------------  ------------  ------------  ------------
   Total Shareholders' Equity                               (873,423) (167,555,413)   44,259,899  (123,295,514)
Total Liabilities and Shareholders' Equity                   109,620   358,872,657  (202,232,340)  156,640,317
                                                        ============  ============  ============  ============
                                                                   0             0             0             0

** NOTE: CEEP balances include pro-rata share of Kelley Partners 1994 Development Drilling Program and Kelley Partners 1992 Development Drilling Program Related investment and equity accounts have been eliminated within this column.

Legal Entity Names:
Co 05 = Contour Energy Co.
Co 10 = Contour Energy E & P, LLC
Co 40 = Kelley Operating Company, LTD.
Co 12 = Petrofunds Inc.
Co 57 = Concorde Gas Marketing Inc.
Co 58 = Concorde Gas Intrastate Inc.

CASE NAME: Contour Energy Co.                       CASE NUMBER:  02-37740-H4-11

                      SCHEDULE OF POST-PETITION LIABILITIES

====================================================================================================================================
                                                 July 15 - 31        August          September        October     November  December
==========================================------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE
------------------------------------------------------------------------------------------------------------------------------------
TAX PAYABLE:
------------------------------------------------------------------------------------------------------------------------------------
Federal Payroll Taxes
------------------------------------------------------------------------------------------------------------------------------------
State Payroll & Sales
------------------------------------------------------------------------------------------------------------------------------------
Ad Valorem Taxes
------------------------------------------------------------------------------------------------------------------------------------
Other Taxes
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE
------------------------------------------------------------------------------------------------------------------------------------
SECURED DEBT POST-PETITION
------------------------------------------------------------------------------------------------------------------------------------
ACCRUED INTEREST PAYABLE                          671,774         612,500             612,500       612,500
------------------------------------------------------------------------------------------------------------------------------------
*ACCRUED PROFESSIONAL FEES:
------------------------------------------------------------------------------------------------------------------------------------
OTHER ACCRUED LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------------
1  Royalties/Royalties Suspense
------------------------------------------------------------------------------------------------------------------------------------
2 Estimated capital expenditures and          Detail           Detail          Detail               Detail
  Operating Cost                           not available    not available   not available        not available
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)           671,774         612,500             612,500       612,500
====================================================================================================================================

* Payment Requires Court Approval.
                   MOR-4

CASE NAME:   Contour Energy Co.                    CASE NUMBER:  02-37740-H4-11

                       AGING OF POST-PETITION LIABILITIES

                              MONTH - OCTOBER, 2002

====================================================================================================================================
        DAYS             TOTAL            TRADE ACCTS     FED TAXES      STATE TAXES        AD-VALOREM,               OTHER
                                                                                            OTHER TAXES       INTEREST ON 14% DEBT
------------------------------------------------------------------------------------------------------------------------------------
        0-30                612,500                                                                                          612,500
------------------------------------------------------------------------------------------------------------------------------------
        31-60
------------------------------------------------------------------------------------------------------------------------------------
        61-90
------------------------------------------------------------------------------------------------------------------------------------
         91+
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       612,500                                                                                          612,500
====================================================================================================================================


                          AGING OF ACCOUNTS RECEIVABLE

====================================================================================================================================
        MONTH
====================================================================================================================================
      0-30 DAYS
------------------------------------------------------------------------------------------------------------------------------------
     31-60 DAYS
------------------------------------------------------------------------------------------------------------------------------------
     61-90 DAYS
------------------------------------------------------------------------------------------------------------------------------------
      91 + DAYS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        TOTAL
----------------------==============================================================================================================

        MOR-5

MOR 6
Stand-Alone Income Statement for Trustees

                               Contour Energy Co.
                                Income Statement
                      For the Month Ended October 31, 2002

                                                    CONC         CEEP**     KOCL        PFI       CGM
                                                     05           10         40          12        57
                                                  ==========   =========  ========= ========== ==========
Oil & gas revenues                                         0   2,341,577  3,422,805          0          0
Hedging gain/(loss)                                        0     821,542          0          0          0
Gas marketing revenues, net                                0           0          0          0     50,733
Interest & other income                                    0      60,302      2,014          0          0
Gain on sale of oil & gas properties                       0           0          0          0          0
                                                  ----------  ---------- ---------- ---------- ----------
      Total revenues                                       0   3,223,421  3,424,819          0     50,733

Production expenses                                        0     916,683    559,975          0          0
Exploration expenses                                       0     698,856    106,258          0          0
General & administrative expenses                          0     504,950          0          0     36,366
Interest expense, net                              1,225,000           0          0          0          0
Impairment of oil & gas properties                         0           0          0          0          0
Depreciation, depletion, & amortization                    0     604,462  1,103,915          0          0
                                                  -------------------------------------------------------
      Total expenses                               1,225,000   2,724,951  1,770,148          0     36,366
                                                  -------------------------------------------------------

Net income (loss) before subs                     (1,225,000)    498,470  1,654,671          0     14,367

Equity in earnings of subs                         2,190,328   1,655,858          0          0          0

Net income(Loss) before income taxes                 965,328   2,154,328  1,654,671          0     14,367

Provision (benefit) for federal income taxes:
      Current                                              0           0          0          0          0
      Deferred                                             0           0          0          0          0

                                                  ----------  ---------- ---------- ---------- ----------
Net Income (Loss) before extraord. item              965,328   2,154,328  1,654,671          0     14,367
                                                  ---------- ---------- ---------- ----------  ----------

Extraordinary item - retirement of debt                    0           0          0          0          0

                                                  ----------  ---------- ---------- ---------- ----------
Net Income (Loss)                                    965,328   2,154,328  1,654,671          0     14,367
                                                  ----------  ---------- ---------- ---------- ----------

Preferred stock dividends                                  0           0          0          0          0

                                                  ----------  ---------- ---------- ---------- ----------
Net Income (Loss) app. to common shares              965,328   2,154,328  1,654,671          0     14,367
                                                  ==========  ========== ========== ========== ==========

                                                     CGI         CONC       Elim/      CONC
                                                     58       Combined    Reclass     Consol
                                                  =========  ========== ==========  ==========
Oil & gas revenues                                        0   5,764,382          0   5,764,382
Hedging gain/(loss)                                       0     821,542          0     821,542
Gas marketing revenues, net                          (1,469)     49,264          0      49,264
Interest & other income                                   0      62,316          0      62,316
Gain on sale of oil & gas properties                      0           0          0           0
                                                  ---------  ---------- ----------  ----------
      Total revenues                                 (1,469)  6,697,504          0   6,697,504

Production expenses                                       0   1,476,658          0   1,476,658
Exploration expenses                                      0     805,114          0     805,114
General & administrative expenses                     9,917     551,233          0     551,233
Interest expense, net                                     0   1,225,000          0   1,225,000
Impairment of oil & gas properties                        0           0          0           0
Depreciation, depletion, & amortization               1,794   1,710,171    (36,000)  1,674,171
                                                  --------------------------------------------
      Total expenses                                 11,711   5,768,176    (36,000)  5,732,176
                                                  --------------------------------------------

Net income (loss) before subs                       (13,180)    929,328     36,000     965,328

Equity in earnings of subs                                0   3,846,186 (3,846,186)          0

Net income(Loss) before income taxes                (13,180)  4,775,514 (3,810,186)    965,328

Provision (benefit) for federal income taxes:
      Current                                             0           0          0           0
      Deferred                                            0           0          0           0

                                                  ---------  ---------- ----------  ----------
Net Income (Loss) before extraord. item             (13,180)  4,775,514 (3,810,186)    965,328
                                                  ---------  ---------- ----------  ----------

Extraordinary item - retirement of debt                   0           0          0           0

                                                  ---------  ---------- ----------  ----------
Net Income (Loss)                                   (13,180)  4,775,514 (3,810,186)    965,328
                                                  ---------  ---------- ----------  ----------

Preferred stock dividends                                 0           0          0           0

                                                  ---------  ---------- ----------  ----------
Net Income (Loss) app. to common shares             (13,180)  4,775,514 (3,810,186)    965,328
                                                  =========  ========== ==========  ==========

** NOTE: CEEP balances include pro-rata share of Kelley Partners 1994 Development Drilling Program and Kelley Partners 1992 Development Drilling Program Related equity accounts have been eliminated within this column.

Legal Entity Names:
Co 05 = Contour Energy Co.
Co 10 = Contour Enegy E & P, LLP
Co 40 = Kelley Operating Company, LTD.
Co 12 = Petrofunds Inc.
Co 57 = Concorde Gas Marketing Inc.
Co 58 = Concorde Gas Intrastate Inc.